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                                  EXHIBIT 10.6

                                   SONOMAWEST
                                  HOLDINGS INC

                           2002 STOCK OPTION AGREEMENT



                                R E C I T A L S :
                                 ---------------


         WHEREAS the Board has adopted the Plan for the purpose of retaining the services of selected Employees, Officers, members of the Board or of the board of directors of any Parent or Subsidiary and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary);

         WHEREAS the Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee; and

         WHEREAS all capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

         NOW, THEREFORE, it is hereby agreed as follows:

         1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Section 2 hereof at the Exercise Price.

         2. OPTION TERM. This Option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Sections 5 or 6 hereof.

         3. LIMITED TRANSFERABILITY. This Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, if this Option is designated a Non-
Statutory Option in the Grant Notice, then this Option may, (i) in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's Immediate Family or to a trust established for the exclusive benefit of the Optionee and/or one or more such family members or (ii) be assigned in whole or in part to the Optionee's former spouse pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.


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         4. DATES OF  EXERCISE.  This Option shall  become  exercisable  for the
Option Shares in one or more installments as specified in the Grant Notice, subject to the special vesting acceleration provisions of Paragraph 6. As the Option becomes exercisable for such installments, those installments shall
accumulate  and  the  Option  shall  remain   exercisable  for  the  accumulated
installments until the Expiration Date or sooner termination of the option term under Sections 5 or 6 hereof.

         5. CESSATION OF SERVICE. The option term specified in Section 2 hereof shall terminate (and this Option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                  (a) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while this Option is outstanding, then the period for exercising this Option shall be reduced to a three (3) month period commencing with the date of such cessation of Service, but in no event shall this Option be exercisable at any time after the Expiration Date.

                  (b) Should Optionee die while this Option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the Option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution, or any person or trust to whom all or a portion of this Option was previously transferred in accordance with Section 3 hereof or the designated beneficiary or beneficiaries of this option shall have the right to exercise this Option. Such right shall lapse, and this Option shall cease to be outstanding, upon the earlier of: (i) the expiration of the twelve
(12) month period measured from the date of Optionee's death; or (ii) the Expiration Date.

                  (c) Should Optionee cease Service by reason of Permanent Disability while this Option is outstanding, then the period for exercising this Option shall be reduced to a twelve (12) month period commencing with the date of such cessation of Service, but in no event shall this Option be exercisable at any time after the Expiration Date.

                  (d) During the limited period of post-Service exercisability, this Option may not be exercised in the aggregate for more than the number of vested Option Shares for which the Option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any otherwise exercisable Option Shares for which the Option has not been exercised. However, this Option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares for which this Option is not otherwise at that time exercisable.

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                  (e) Except as otherwise  determined  in the  discretion of the
Plan Administrator,  either at the time the option is granted or at any time the
option  remains  outstanding,   should  Optionee's  Service  be  terminated  for
Misconduct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this Option shall terminate immediately and cease to remain outstanding.

         6.       SPECIAL ACCELERATION OF OPTION.

                  (a) The Option, to the extent outstanding at the time of a Change in Control transaction but not otherwise fully exercisable, shall automatically accelerate so that this Option shall, immediately prior to the effective date of such Change in Control, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully vested shares of Common Stock. Notwithstanding the foregoing, this Option shall not become exercisable on such an accelerated basis if and to the extent: (i) this Option is, in connection with the Change in Control, to be assumed by the successor corporation (or Parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control; or (ii) this Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the Option Shares for which this Option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same option exercise/vesting schedule set forth in the Grant Notice.

                  (b) Immediately following the Change in Control, this Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

                  (c) If this Option is assumed in connection with a Change in Control (or otherwise continued in full force and effect), then this Option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities or other property which would have been issuable to Optionee in consummation of such Change in Control had the Option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                  (d) Notwithstanding the foregoing, immediately upon an Involuntary Termination of Optionee's Service within eighteen (18) months following a Change in Control transaction, the Option, to the extent outstanding at the time but not otherwise fully exercisable, shall automatically accelerate so that the Option shall become immediately exercisable for all the Option Shares at the time subject to the Option and may be exercised for any or all of those Option Shares as fully vested shares. The Option as accelerated shall remain so exercisable until the earlier of: (i) the Expiration Date; or (ii) the expiration of the one (1) year period measured from the date of the Optionee's Involuntary Termination.


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                  (e)  This  Option  may  also be  subject  to  acceleration  in accordance with the terms of any special Addendum attached to this Agreement.

         7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to: (i) the total number and/or class of securities subject to this Option; and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

         8. STOCKHOLDER RIGHTS. The holder of this Option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

         9. MANNER OF EXERCISING OPTION.

         (a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

                  (i) To the extent the Option is exercised for vested Option Shares, execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the Option is exercised. To the extent the Option is exercised for unvested Option Shares, execute and deliver to the Corporation a Purchase Agreement for those unvested Option Shares. In connection with the Purchase Agreement, any certificate issued upon the exercise of the Option shall bear legends as set forth in the Purchase Agreement.

                  (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                                    (A)  cash  or  check  made  payable  to  the
Corporation; or

                                    (B)  a   promissory   note  payable  to  the
Corporation, but only to the extent authorized by the Plan Administrator in accordance with Section 14 hereof; or

                                    (C) shares of Common  Stock held by Optionee
(or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                    (D)  through a special  sale and  remittance
procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

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                           Except  to  the  extent   the  sale  and   remittance
procedure is utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Notice of Exercise or Purchase Agreement, as applicable, delivered to the Corporation in connection with the Option exercise.

                           (iii)   Furnish   to  the   Corporation   appropriate
documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

                           (iv)   Make   appropriate   arrangements   with   the
Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                  (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this Option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

                  (c) In no event may this Option be exercised for any fractional shares.

         10. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. In addition, this Agreement shall not in any way be construed or interpreted so as to affect adversely or otherwise impair the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

         11. COMPLIANCE WITH LAWS AND REGULATIONS.

                  (a) The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of the Nasdaq SmallCap Market (or any Stock Exchange, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                  (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

         12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Sections 3 and 6 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

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         13.  NOTICES.  Any  notice  required  to be given or  delivered  to the
Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

         14. FINANCING. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note payable to the Corporation. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

         15. CONSTRUCTION. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this Option.

         16. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

         17. EXCESS SHARES. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this Option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

         18. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Option Shares pursuant to the provisions of this Agreement.

         19. REPRESENTATION BY COUNSEL. Each party hereby agrees and acknowledges that (i) such party has had the opportunity to consult with independent legal, tax and financial counsel of each party's choice, in order to be advised with respect to the effect of this Agreement, the Notice of Exercise and the Purchase Agreement and (ii) neither the Corporation nor its attorneys have provided legal, tax or financial advice of any nature to Optionee.

         20. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this Option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                  (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this Option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability; or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of death or Permanent Disability.

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                  (b)  No  installment  under  this  Option  shall  qualify  for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate. Should such One Hundred Thousand Dollar ($100,000.00) limitation be exceeded in any calendar year, this Option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

                  (c) Should the exercisability of this Option be accelerated upon a Change in Control transaction, then this Option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this Option first becomes exercisable in the calendar year in which the Change in Control occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this Option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000.00) limitation be exceeded in the calendar year of such Change in Control, the Option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

                  (d) Should Optionee hold, in addition to this Option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this Option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

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                                    APPENDIX



         The following definitions shall be in effect under the Agreement:

         A. AGREEMENT shall mean this 2002 Stock Option Agreement.

         B. BOARD shall mean the Corporation's Board of Directors.

         C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

                  (i) a merger, consolidation or reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction, or

                  (ii)  a  sale,   transfer  or  other  disposition  of  all  or
         substantially all of the Corporation's assets, or

                  (iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommends such stockholders accept;

                  PROVIDED, however, the Plan Administrator shall have the discretionary authority to determine that a transaction or series of transactions does not constitute a Change in Control. Such determination by the Plan Administrator shall govern notwithstanding the fact that the determination is contrary to paragraphs (i) through
         (iii) set forth above.

         D. CODE shall mean the Internal Revenue Code of 1986, as amended.

         E. COMMON STOCK shall mean shares of the Corporation's common stock.

         F. CORPORATION shall mean SonomaWest Holdings, Inc., a California corporation.

         G. EMPLOYEE shall mean an "employee" of the Corporation (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code and the regulations thereunder.

         H. EXERCISE DATE shall mean the date on which the Option shall have been exercised in accordance with Section 4 of the Agreement.

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         I.  EXERCISE  PRICE shall mean the  exercise  price per Option Share as specified in the Grant Notice.

         J. EXPIRATION DATE shall mean the date on which the Option expires as specified in the Grant Notice.

         K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the NASDAQ SmallCap Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the NASDAQ SmallCap Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         L. GRANT DATE shall mean the date of grant of the Option as specified in the Grant Notice.

         M. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the Option evidenced hereby.

         N. IMMEDIATE FAMILY shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

         O.  INCENTIVE   OPTION  shall  mean  an  option  which   satisfies  the
requirements of Code Section 422.

         P. INVOLUNTARY TERMINATION shall mean the termination of Optionee's Service by reason of:

                  (i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                  (ii) Optionee's voluntary resignation following (A) a change in Optionee's position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces Optionee's duties and responsibilities or the level of management to which Optionee reports,
         (B) a reduction in Optionee's level of compensation (including base salary, fringe benefits and target bonus under any corporate

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         performance  based bonus or  incentive  programs)  by more than fifteen percent (15%) or (C) a relocation of Optionee's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee's consent.

         Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by Optionee, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

         R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         T. NOTICE OF EXERCISE shall mean the notice of exercise in the form attached hereto as Exhibit I.

         U. OFFICER shall mean any person serving as the president, chief executive officer, chief financial officer, chief operating officer, treasurer, secretary or in any other managerial or administrative capacity for the Corporation or a Parent or Subsidiary of the Corporation, as determined in the Administrator's discretion.

         V. OPTION shall mean the Option granted pursuant to this Agreement.

         W. OPTION SHARES shall mean the number of shares of Common Stock subject to the Option as specified in the Grant Notice.

         X. OPTIONEE shall mean the person to whom the Option is granted as specified in the Grant Notice.

         Y. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         Z. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

         AA. PLAN shall mean the Corporation's 2002 Stock Incentive Plan.

         BB. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

         CC. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, an Officer, a member of the board of directors or a consultant or independent advisor.

         DD. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

         EE. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                    EXHIBIT I


                               NOTICE OF EXERCISE

         I hereby notify SonomaWest Holdings, Inc. (the "Corporation") that I elect to purchase _____________________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of _____________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 2002 Stock Incentive Plan on _____________________, 200_.

         Concurrently with the delivery of this Notice of Exercise to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

____________________ , 200_
Date

                                     ------------------------------------
                                     Optionee

                                     Address:

Print name in exact manner it is to
appear on the stock certificate:
                                     ------------------------------------

Address to which certificate is to
be sent, if different from address   ------------------------------------
above:                               ------------------------------------

Social Security Number:              ------------------------------------

Employee Number                      ------------------------------------



                                   EXHIBIT 1

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